Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.
             Schedule 1.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2024
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions including impairments	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,734	$(76)	$146	$—	$4,664	$1,253	26.9%	$669	$(133)	$9	$2,866	$2.12
Simplify to Grow Program	80	—	—	—	80	19		—	—	—	61	0.05
Intangible asset impairment charges	153	—	—	—	153	40		—	—	—	113	0.08
Mark-to-market (gains)/losses from derivatives	157	—	1	—	156	28		—	—	—	128	0.09
Acquisition integration costs and contingent consideration adjustments	(249)	—	—	—	(249)	(67)		—	—	—	(182)	(0.13)
Acquisition-related costs	2	—	—	—	2	—		—	—	—	2	—
Divestiture-related costs	2	—	—	—	2	—		—	—	—	2	—
Operating results from short-term distributor agreements	(2)	—	—	—	(2)	(1)		—	—	—	(1)	—
European Commission legal matter	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Incremental costs due to war in Ukraine	2	—	—	—	2	—		—	—	—	2	—
ERP System Implementation costs	38	—	—	—	38	8		—	—	—	30	0.02
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(7)	—	7	2		—	—	—	5	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(12)		—	—	—	12	0.01
Loss on equity method investment transactions including impairments	—	—	—	—	—	—		(669)	—	—	669	0.50
Equity method investee items	—	—	—	—	—	—		—	(52)	—	52	0.04
Adjusted (Non-GAAP)	$4,940	$(76)	$140	$—	$4,876	$1,270	26.0%	$—	$(185)	$9	$3,782	2.80
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	77	—	(77)	(0.05)
Change in equity method investee items	—	—	—	—	—	—		—	52	—	(52)	(0.04)
Adjusted (Non-GAAP) - As Recast	$4,940	$(76)	$140	$—	$4,876	$1,270	26.0%	$—	$(56)	$9	$3,653	$2.71
Currency											111	0.08
Adjusted @ Constant FX (Non-GAAP) - As Recast											$3,764	$2.79
Diluted Average Shares Outstanding												1349

	For the Nine Months Ended September 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,309	$(60)	$258	$(606)	$4,717	$1,280	27.1%	$(465)	$(116)	$9	$4,009	$2.92
Simplify to Grow Program	61	—	—	—	61	9		—	—	—	52	0.04
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.02
Mark-to-market (gains)/losses from derivatives	(239)	—	(6)	—	(233)	(38)		3	—	—	(198)	(0.14)
Acquisition integration costs and contingent consideration adjustments	143	—	—	—	143	39		—	—	—	104	0.08
Gain on divestiture
Divestiture-related costs	66	—	—	—	66	22		—	—	—	44	0.03
Operating results from divestitures	(193)	—	—	—	(193)	(45)		—	28	—	(176)	(0.13)
Incremental costs due to war in Ukraine	(2)	—	—	—	(2)	—		—	—	—	(2)	—
Remeasurement of net monetary position	60	—	—	—	60	—		—	—	—	60	0.04
Impact from pension participation changes	—	—	(8)	—	8	2		—	—	—	6	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(15)		—	—	—	15	0.01
Gain on marketable securities	—	—	—	593	(593)	(135)		—	—	—	(458)	(0.33)
Gain on equity method investment transactions	—	—	—	—	—	(124)		462	—	—	(338)	(0.25)
Equity method investee items	—	—	—	—	—	—		—	(82)	—	82	0.06
Adjusted (Non-GAAP)	$4,231	$(60)	$243	$(13)	$4,061	$1,001	24.6%	$—	$(170)	$9	$3,221	2.35
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	33	—	(33)	(0.03)
Change in equity method investee items	—	—	—	—	—	—		—	82	—	(82)	(0.06)
Adjusted (Non-GAAP) - As Recast	$4,231	$(60)	$243	$(13)	$4,061	$1,001	24.6%	$—	$(55)	$9	$3,106	$2.26
Diluted Average Shares Outstanding												1372
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2024
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions including impairments	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,153	$(25)	$46	$—	$1,132	$326	28.8%	$4	$(54)	$3	$853	$0.63
Simplify to Grow Program	12	—	—	—	12	2		—	—	—	10	0.01
Intangible asset impairment charges	153	—	—	—	153	40		—	—	—	113	0.08
Mark-to-market (gains)/losses from derivatives	710	—	3	—	707	144		—	—	—	563	0.42
Acquisition integration costs and contingent consideration adjustments	(328)	—	—	—	(328)	(84)		—	—	—	(244)	(0.18)
Acquisition-related costs	2	—	—	—	2	—		—	—	—	2	—
Divestiture-related costs	(2)	—	—	—	(2)	(1)		—	—	—	(1)	—
European Commission legal matter	—	—	—	—	—	1		—	—	—	(1)	—
ERP System Implementation costs	29	—	—	—	29	6		—	—	—	23	0.02
Remeasurement of net monetary position	9	—	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(2)	—	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	11		—	—	—	(11)	(0.01)
Loss on equity method investment transactions including impairments	—	—	—	—	—	—		(4)	—	—	4	—
Equity method investee items	—	—	—	—	—	—		—	(5)	—	5	0.01
Adjusted (Non-GAAP)	$1,738	$(25)	$47	$—	$1,716	$446	26.0%	$—	$(59)	$3	$1,326	0.99
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	44	—	(44)	(0.03)
Change in equity method investee items	—	—	—	—	—	—		—	5	—	(5)	(0.01)
Adjusted (Non-GAAP) - As Recast	$1,738	$(25)	$47	$—	$1,716	$446	26.0%	$—	$(10)	$3	$1,277	$0.95
Currency											10	0.01
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,287	$0.96
Diluted Average Shares Outstanding												1344

	For the Three Months Ended September 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,379	$(19)	$66	$1	$1,331	$354	26.6%	$(1)	$(10)	$4	$984	$0.72
Simplify to Grow Program	20	—	—	—	20	2		—	—	—	18	0.01
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.02
Mark-to-market (gains)/losses from derivatives	(19)	—	—	—	(19)	(9)		1	—	—	(11)	(0.01)
Acquisition integration costs and contingent consideration adjustments	68	—	—	—	68	17		—	—	—	51	0.04
Divestiture-related costs	14	—	—	—	14	14		—	—	—	—	—
Operating results from divestitures	(73)	—	—	—	(73)	(17)		—	—	—	(56)	(0.05)
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	22	—	—	—	22	—		—	—	—	22	0.02
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(13)		—	—	—	13	0.01
Gain on marketable securities	—	—	—	—	—	21		—	—	—	(21)	(0.02)
Equity method investee items	—	—	—	—	—	—		—	(38)	—	38	0.03
Adjusted (Non-GAAP)	$1,438	$(19)	$63	$1	$1,393	$376	27.0%	$—	$(48)	$4	$1,061	0.77
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	(6)	—	6	0.01
Change in equity method investee items	—	—	—	—	—	—		—	38	—	(38)	(0.03)
Adjusted (Non-GAAP) - As Recast	$1,438	$(19)	$63	$1	$1,393	$376	27.0%	$—	$(16)	$4	$1,029	$0.75
Diluted Average Shares Outstanding												1370
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2024
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$854	$(28)	$32	$—	$850	$295	34.7%	$—	$(48)	$2	$601	$0.45
Simplify to Grow Program	15	—	—	—	15	6		—	—	—	9	0.01
Mark-to-market (gains)/losses from derivatives	571	—	(2)	—	573	111		—	—	—	462	0.34
Acquisition integration costs and contingent consideration adjustments	36	—	—	—	36	7		—	—	—	29	0.02
European Commission legal matter	(3)	—	—	—	(3)	(1)		—	—	—	(2)	—
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
ERP System Implementation costs	9	—	—	—	9	2		—	—	—	7	—
Remeasurement of net monetary position	9	—	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(25)		—	—	—	25	0.02
Equity method investee items	—	—	—	—	—	—		—	(19)	—	19	0.01
Adjusted (Non-GAAP)	$1,492	$(28)	$27	$—	$1,493	$396	26.5%	$—	$(67)	$2	$1,162	0.86
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	24	—	(24)	(0.02)
Change in equity method investee items	—	—	—	—	—	—		—	19	—	(19)	(0.01)
Adjusted (Non-GAAP) - As Recast	$1,492	$(28)	$27	$—	$1,493	$396	26.5%	$—	$(24)	$2	$1,119	$0.83
Currency											46	0.03
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,165	$0.86
Diluted Average Shares Outstanding												1348

	For the Three Months Ended June 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,425	$(22)	$97	$189	$1,161	$268	23.1%	$23	$(71)	$(3)	$944	$0.69
Simplify to Grow Program	6	—	—	—	6	1		—	—	—	5	0.01
Mark-to-market (gains)/losses from derivatives	(171)	—	(3)	—	(168)	(21)		—	—	—	(147)	(0.11)
Acquisition integration costs and contingent consideration adjustments	24	—	—	—	24	9		—	—	—	15	0.01
Divestiture-related costs	22	—	—	—	22	4		—	—	—	18	0.01
Operating results from divestitures	(63)	—	—	—	(63)	(12)			5	—	(56)	(0.04)
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(2)		—	—	—	2	—
Loss on marketable securities	—	—	—	(194)	194	45		—	—	—	149	0.11
Loss on equity method investment transactions	—	—	—	—	—	1		(23)	—	—	22	0.02
Adjusted (Non-GAAP)	$1,269	$(22)	$91	$(5)	$1,205	$293	24.3%	$—	$(66)	$(3)	$981	0.72
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	45	—	(45)	(0.04)
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,269	$(22)	$91	$(5)	$1,205	$293	24.3%	$—	$(21)	$(3)	$936	$0.68
Diluted Average Shares Outstanding												1372
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2024
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions including impairments	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,727	$(23)	$68	$—	$2,682	$632	23.6%	$665	$(31)	$4	$1,412	$1.04
Simplify to Grow Program	53	—	—	—	53	11		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(1,124)	—	—	—	(1,124)	(227)		—	—	—	(897)	(0.66)
Acquisition integration costs and contingent consideration adjustments	43	—	—	—	43	10		—	—	—	33	0.02
Divestiture-related costs	4	—	—	—	4	1		—	—	—	3	—
Operating results from short-term distributor agreements	(2)	—	—	—	(2)	(1)		—	—	—	(1)	—
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	8	—	—	—	8	—		—	—	—	8	0.01
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	2		—	—	—	(2)	—
Loss on equity method investment transactions including impairments	—	—	—	—	—	—		(665)	—	—	665	0.49
Equity method investee items	—	—	—	—	—	—		—	(28)	—	28	0.02
Adjusted (Non-GAAP)	$1,710	$(23)	$66	$—	$1,667	$428	25.7%	$—	$(59)	$4	$1,294	0.95
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	9	—	(9)	—
Change in equity method investee items	—	—	—	—	—	—		—	28	—	(28)	(0.02)
Adjusted (Non-GAAP) - As Recast	$1,710	$(23)	$66	$—	$1,667	$428	25.7%	$—	$(22)	$4	$1,257	$0.93
Currency											55	0.04
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,312	$0.97
Diluted Average Shares Outstanding												1355

	For the Three Months Ended March 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,505	$(19)	$95	$(796)	$2,225	$658	29.6%	$(487)	$(35)	$8	$2,081	$1.52
Simplify to Grow Program	35	—	—	—	35	6		—	—	—	29	0.02
Mark-to-market (gains)/losses from derivatives	(49)	—	(3)	—	(46)	(8)		2	—	—	(40)	(0.03)
Acquisition integration costs and contingent consideration adjustments	51	—	—	—	51	13		—	—	—	38	0.03
Divestiture-related costs	30	—	—	—	30	4		—	—	—	26	0.02
Operating results from divestitures	(57)	—	—	—	(57)	(16)		—	23	—	(64)	(0.05)
Incremental costs due to war in Ukraine	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Remeasurement of net monetary position	12	—	—	—	12	—		—	—	—	12	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Gain on marketable securities	—	—	—	787	(787)	(201)		—	—	—	(586)	(0.43)
Gain on equity method investment transactions	—	—	—	—	—	(125)		485	—	—	(360)	(0.26)
Equity method investee items	—	—	—	—	—	—		—	(44)	—	44	0.03
Adjusted (Non-GAAP)	$1,524	$(19)	$89	$(9)	$1,463	$332	22.7%	$—	$(56)	$8	$1,179	0.86
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	(6)	—	6	—
Change in equity method investee items	—	—	—	—	—	—		—	44	—	(44)	(0.03)
Adjusted (Non-GAAP) - As Recast	$1,524	$(19)	$89	$(9)	$1,463	$332	22.7%	$—	$(18)	$8	$1,141	$0.83
Diluted Average Shares Outstanding												1373
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$5,502	$(82)	$310	$(606)	$5,880	$1,537	26.1%	$(465)	$(160)	$9	$4,959	$3.62
Simplify to Grow Program	131	—	—	—	131	26		—	—	—	105	0.08
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.01
Mark-to-market (gains)/losses from derivatives	(189)	—	(7)	—	(182)	(21)		3	—	—	(164)	(0.12)
Acquisition integration costs and contingent consideration adjustments	246	—	—	—	246	60		—	—	—	186	0.14
Gain on divestiture	(108)	—	—	—	(108)	8		—	—	—	(116)	(0.08)
Divestiture-related costs	83	—	—	—	83	25		—	—	—	58	0.04
Operating results from divestitures	(194)	—	—	—	(194)	(46)		—	28	—	(176)	(0.13)
Operating results from short-term distributor agreements	(3)	—	—	—	(3)	—		—	—	—	(3)	—
European Commission legal matter	43	—	—	—	43	24		—	—	—	19	0.01
Incremental costs due to war in Ukraine	(1)	—	—	—	(1)	—		—	—	—	(1)	—
Remeasurement of net monetary position	98	—	—	—	98	—		—	—	—	98	0.07
Impact from pension participation changes	—	—	(10)	—	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(83)		—	—	—	83	0.06
Gain on marketable securities	—	—	—	593	(593)	(133)		—	—	—	(460)	(0.34)
Gain on equity method investment transactions	—	—	—	—	—	(124)		462	—	—	(338)	(0.25)
Equity method investee items	—	—	—	—	—	—		—	(93)	—	93	0.07
Adjusted (Non-GAAP)	$5,634	$(82)	$292	$(13)	$5,437	$1,282	23.6%	$—	$(225)	$9	$4,371	3.19
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	57	—	(57)	(0.04)
Change in equity method investee items	—	—	—	—	—	—		—	93	—	(93)	(0.07)
Adjusted (Non-GAAP) - As Recast	$5,634	$(82)	$292	$(13)	$5,437	$1,282	23.6%	$—	$(75)	$9	$4,221	$3.08
Currency											175	0.13
Adjusted @ Constant FX (Non-GAAP) - As Recast											$4,396	$3.21
Diluted Average Shares Outstanding												1370

	For the Twelve Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,534	$(117)	$423	$—	$3,228	$865	26.8%	$22	$(385)	$9	$2,717	$1.96
Simplify to Grow Program	122	(1)	—	—	123	26		—	—	—	97	0.07
Intangible asset impairment charges	101	—	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	326	—	8	—	318	56		—	—	—	262	0.19
Acquisition integration costs and contingent consideration adjustments	136	(8)	(4)	—	148	72		—	—	—	76	0.05
Inventory step-up	25	—	—	—	25	7		—	—	—	18	0.01
Acquisition-related costs	330	—	76	—	254	(11)		—	—	—	265	0.19
Divestiture-related costs	18	—	—	—	18	9		—	—	—	9	0.01
Operating results from divestitures	(148)	—	—	—	(148)	(50)		—	133	—	(231)	(0.16)
2017 malware incident net recoveries	(37)	—	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	—	318	—		—	—	—	318	0.23
Incremental costs due to war in Ukraine	121	—	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	40	—	—	—	40	—		—	—	—	40	0.03
Impact from pension participation changes	(1)	—	(11)	—	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	—	(17)		—	—	—	17	0.01
Loss on equity method investment transactions	—	—	—	—	—	(2)		(22)	—	—	24	0.02
Equity method investee items	—	—	—	—	—	—		—	25	—	(25)	(0.02)
Adjusted (Non-GAAP)	$4,885	$(126)	$363	$—	$4,648	1000	21.5%	$—	$(227)	$9	$3,866	2.79
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	193	—	(193)	(0.14)
Change in equity method investee items	—	—	—	—	—	—		—	(25)	—	25	0.02
Adjusted (Non-GAAP) - As Recast	$4,885	$(126)	$363	$—	$4,648	1000	21.5%	$—	$(59)	$9	$3,698	$2.67
Diluted Average Shares Outstanding												1385
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended December 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,193	$(22)	$52	$—	$1,163	$257	22.1%	$—	$(44)	$—	$950	$0.70
Simplify to Grow Program	70	—	—	—	70	17		—	—	—	53	0.04
Mark-to-market (gains)/losses from derivatives	50	—	(1)	—	51	17		—	—	—	34	0.02
Acquisition integration costs and contingent consideration adjustments	103	—	—	—	103	21		—	—	—	82	0.06
Gain on divestiture	(108)	—	—	—	(108)	8		—	—	—	(116)	(0.09)
Divestiture-related costs	17	—	—	—	17	3		—	—	—	14	0.01
Operating results from divestitures	(1)	—	—	—	(1)	(1)		—	—	—	—	—
Operating results from short-term distributor agreements	(3)	—	—	—	(3)	—		—	—	—	(3)	—
European Commission legal matter	43	—	—	—	43	24		—	—	—	19	0.01
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	38	—	—	—	38	—		—	—	—	38	0.03
Impact from pension participation changes	—	—	(2)	—	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(68)		—	—	—	68	0.05
Gain on marketable securities	—	—	—	—	—	2		—	—	—	(2)	—
Equity method investee items	—	—	—	—	—	—		—	(11)	—	11	0.01
Adjusted (Non-GAAP)	$1,403	$(22)	$49	$—	$1,376	$281	20.4%	$—	$(55)	$—	$1,150	0.84
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	24	—	(24)	(0.01)
Change in equity method investee items	—	—	—	—	—	—		—	11	—	(11)	(0.01)
Adjusted (Non-GAAP) - As Recast	$1,403	$(22)	$49	$—	$1,376	$281	20.4%	$—	$(20)	$—	$1,115	$0.82
Currency											—	—
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,115	$0.82
Diluted Average Shares Outstanding												1364

	For the Three Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$834	$(24)	$86	$—	$772	$270	35.0%	$3	$(85)	$1	$583	$0.42
Simplify to Grow Program	53	—	—	—	53	10		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	58	—	(43)	—	101	15		3	—	—	83	0.06
Acquisition integration costs and contingent consideration adjustments	40	(8)	—	—	48	15		—	—	—	33	0.03
Inventory step-up	5	—	—	—	5	2		—	—	—	3	—
Acquisition-related costs	12	—	76	—	(64)	(14)		—	—	—	(50)	(0.04)
Divestiture-related costs	6	—	—	—	6	6		—	—	—	—	—
Operating results from divestitures	(45)	—	—	—	(45)	(12)		—	16	—	(49)	(0.04)
2017 malware incident net recoveries	(37)	—	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	—	318	—		—	—	—	318	0.23
Remeasurement of net monetary position	14	—	—	—	14	—		—	—	—	14	0.01
Impact from pension participation changes	(1)	—	(3)	—	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	5		—	—	—	(5)	—
Loss on equity method investment transactions	—	—	—	—	—	(1)		(6)	—	—	7	0.01
Equity method investee items	—	—	—	—	—	—		—	18	—	(18)	(0.01)
Adjusted (Non-GAAP)	$1,257	$(32)	$116	$—	$1,173	$287	24.5%	$—	$(51)	$1	$936	0.68
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	55	—	(55)	(0.04)
Change in equity method investee items	—	—	—	—	—	—		—	(18)	—	18	0.01
Adjusted (Non-GAAP) - As Recast	$1,257	$(32)	$116	$—	$1,173	$287	24.5%	$—	$(14)	$1	$899	$0.65
Diluted Average Shares Outstanding												1375
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                            Schedule 1.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,379	$(19)	$66	$1	$1,331	$354	26.6%	$(1)	$(10)	$4	$984	$0.72
Simplify to Grow Program	20	—	—	—	20	2		—	—	—	18	0.01
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.02
Mark-to-market (gains)/losses from derivatives	(19)	—	—	—	(19)	(9)		1	—	—	(11)	(0.01)
Acquisition integration costs and contingent consideration adjustments	68	—	—	—	68	17		—	—	—	51	0.04
Divestiture-related costs	14	—	—	—	14	14		—	—	—	—	—
Operating results from divestitures	(73)	—	—	—	(73)	(17)		—	—	—	(56)	(0.05)
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	22	—	—	—	22	—		—	—	—	22	0.02
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(13)		—	—	—	13	0.01
Gain on marketable securities	—	—	—	—	—	21		—	—	—	(21)	(0.02)
Equity method investee items	—	—	—	—	—	—		—	(38)	—	38	0.03
Adjusted (Non-GAAP)	$1,438	$(19)	$63	$1	$1,393	$376	27.0%	$—	$(48)	$4	$1,061	0.77
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	(6)	—	6	0.01
Change in equity method investee items	—	—	—	—	—	—		—	38	—	(38)	(0.03)
Adjusted (Non-GAAP) - As Recast	$1,438	$(19)	$63	$1	$1,393	$376	27.0%	$—	$(16)	$4	$1,029	$0.75
Currency											43	0.03
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,072	$0.78
Diluted Average Shares Outstanding												1370

	For the Three Months Ended September 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$679	$(30)	$71	$—	$638	$184	28.8%	$6	$(85)	$1	$532	$0.39
Simplify to Grow Program	16	—	—	—	16	3		—	—	—	13	0.01
Intangible asset impairment charges	23	—	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	186	—	69	—	117	22		(3)	—	—	98	0.07
Acquisition integration costs and contingent consideration adjustments	27	—	(1)	—	28	6		—	—	—	22	0.02
Inventory step-up	20	—	—	—	20	5		—	—	—	15	0.01
Acquisition-related costs	292	—	—	—	292	—		—	—	—	292	0.21
Divestiture-related costs	6	—	—	—	6	2		—	—	—	4	—
Operating results from divestitures	(34)	—	—	—	(34)	(7)		—	19	—	(46)	(0.03)
Incremental costs due to war in Ukraine	(7)	—	—	—	(7)	(2)		—	—	—	(5)	—
Remeasurement of net monetary position	11	—	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(13)		—	—	—	13	0.01
Loss on equity method investment transactions	—	—	—	—	—	(1)		(3)	—	—	4	—
Equity method investee items	—	—	—	—	—	—		—	13	—	(13)	(0.01)
Adjusted (Non-GAAP)	$1,219	$(30)	$136	$—	$1,113	$206	18.5%	$—	$(53)	$1	$959	0.70
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	54	—	(54)	(0.04)
Change in equity method investee items	—	—	—	—	—	—		—	(13)	—	13	0.01
Adjusted (Non-GAAP) - As Recast	$1,219	$(30)	$136	$—	$1,113	$206	18.5%	$—	$(12)	$1	$918	$0.67
Diluted Average Shares Outstanding												1379
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                             Schedule 1.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,425	$(22)	$97	$189	$1,161	$268	23.1%	$23	$(71)	$(3)	$944	$0.69
Simplify to Grow Program	6	—	—	—	6	1		—	—	—	5	0.01
Mark-to-market (gains)/losses from derivatives	(171)	—	(3)	—	(168)	(21)		—	—	—	(147)	(0.11)
Acquisition integration costs and contingent consideration adjustments	24	—	—	—	24	9		—	—	—	15	0.01
Divestiture-related costs	22	—	—	—	22	4		—	—	—	18	0.01
Operating results from divestitures	(63)	—	—	—	(63)	(12)		—	5	—	(56)	(0.04)
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(2)		—	—	—	2	—
Loss on marketable securities	—	—	—	(194)	194	45		—	—	—	149	0.11
Loss on equity method investment transactions	—	—	—	—	—	1		(23)	—	—	22	0.02
Adjusted (Non-GAAP)	$1,269	$(22)	$91	$(5)	$1,205	$293	24.3%	$—	$(66)	$(3)	$981	0.72
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	45	—	(45)	(0.04)
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,269	$(22)	$91	$(5)	$1,205	$293	24.3%	$—	$(21)	$(3)	$936	$0.68
Currency											55	0.04
Adjusted @ Constant FX (Non-GAAP) - As Recast											$991	$0.72
Diluted Average Shares Outstanding												1372

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$—	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	—	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	—	5	1		—	—	—	4	—
Operating results from divestitures	(42)	—	—	—	(42)	(15)		—	41	—	(68)	(0.05)
Incremental costs due to war in Ukraine	(15)	—	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	—	—		—	3	—	(3)	—
Rounding	—	—	—	—	—	—		—	—	—	—	(0.01)
Adjusted (Non-GAAP)	$1,058	$(31)	$77	$—	$1,012	$201	19.9%	$—	$(54)	$1	$864	0.62
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	42	—	(42)	(0.03)
Change in equity method investee items	—	—	—	—	—	—		—	(3)	—	3	—
Adjusted (Non-GAAP) - As Recast	$1,058	$(31)	$77	$—	$1,012	$201	19.9%	$—	$(15)	$1	$825	$0.59
Diluted Average Shares Outstanding												1389
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,505	$(19)	$95	$(796)	$2,225	$658	29.6%	$(487)	$(35)	$8	$2,081	$1.52
Simplify to Grow Program	35	—	—	—	35	6		—	—	—	29	0.02
Mark-to-market (gains)/losses from derivatives	(49)	—	(3)	—	(46)	(8)		2	—	—	(40)	(0.03)
Acquisition integration costs and contingent consideration adjustments	51	—	—	—	51	13		—	—	—	38	0.03
Divestiture-related costs	30	—	—	—	30	4		—	—	—	26	0.02
Operating results from divestitures	(57)	—	—	—	(57)	(16)		—	23	—	(64)	(0.05)
Incremental costs due to war in Ukraine	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Remeasurement of net monetary position	12	—	—	—	12	—		—	—	—	12	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Gain on marketable securities	—	—	—	787	(787)	(201)		—	—	—	(586)	(0.43)
Gain on equity method investment transactions	—	—	—	—	—	(125)		485	—	—	(360)	(0.26)
Equity method investee items	—	—	—	—	—	—		—	(44)	—	44	0.03
Adjusted (Non-GAAP)	$1,524	$(19)	$89	$(9)	$1,463	$332	22.7%	$—	$(56)	$8	$1,179	0.86
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	(6)	—	6	—
Change in equity method investee items	—	—	—	—	—	—		—	44	—	(44)	(0.03)
Adjusted (Non-GAAP) - As Recast	$1,524	$(19)	$89	$(9)	$1,463	$332	22.7%	$—	$(18)	$8	$1,141	$0.83
Currency											77	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,218	$0.89
Diluted Average Shares Outstanding												1373

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$—	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	—	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	—	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	—	1	—		—	—	—	1	—
Operating results from divestitures	(27)	—	—	—	(27)	(16)		—	57	—	(68)	(0.05)
Incremental costs due to war in Ukraine	143	—	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	—	—		—	(9)	—	9	—
Adjusted (Non-GAAP)	$1,351	$(33)	$34	$—	$1,350	$306	22.7%	$—	$(69)	$6	$1,107	0.79
Operating results from divestiture - JDEP	—	—	—	—	—	—		—	42	—	(42)	(0.03)
Change in equity method investee items	—	—	—	—	—	—		—	9	—	(9)	—
Adjusted (Non-GAAP) - As Recast	$1,351	$(33)	$34	$—	$1,350	$306	22.7%	$—	$(18)	$6	$1,056	$0.76
Diluted Average Shares Outstanding												1398
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                             Schedule 1.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,534	$(117)	$423	$3,228	$865	26.8%	$22	$(385)	$9	$2,717	$1.96
Simplify to Grow Program	122	(1)	—	123	26		—	—	—	97	0.07
Intangible asset impairment charges	101	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	326	—	8	318	56		—	—	—	262	0.19
Acquisition integration costs and contingent consideration adjustments	136	(8)	(4)	148	72		—	—	—	76	0.05
Inventory step-up	25	—	—	25	7		—	—	—	18	0.01
Acquisition-related costs	330	—	76	254	(11)		—	—	—	265	0.19
Divestiture-related costs	18	—	—	18	9		—	—	—	9	0.01
Operating results from divestitures	(148)	—	—	(148)	(50)		—	133	—	(231)	(0.16)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Incremental costs due to war in Ukraine	121	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	40	—	—	40	—		—	—	—	40	0.03
Impact from pension participation changes	(1)	—	(11)	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(17)		—	—	—	17	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(22)	—	—	24	0.02
Equity method investee items	—	—	—	—	—		—	25	—	(25)	(0.02)
Adjusted (Non-GAAP)	$4,885	$(126)	$363	$4,648	$1,000	21.5%	$—	$(227)	$9	$3,866	2.79
Operating results from divestiture - JDEP	—	—	—	—	—		—	193	—	(193)	(0.14)
Change in equity method investee items	—	—	—	—	—		—	(25)	—	25	0.02
Adjusted (Non-GAAP) - As Recast	$4,885	$(126)	$363	$4,648	$1,000	21.5%	$—	$(59)	$9	$3,698	$2.67
Currency										298	0.22
Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,996	$2.89
Diluted Average Shares Outstanding											1385

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Operating results from divestitures	(127)	—	—	(127)	(53)		—	165	—	(239)	(0.17)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	—		—	(41)	—	41	0.03
Adjusted (Non-GAAP)	$4,653	$(148)	$297	$4,504	$938	20.8%	$—	$(269)	$14	$3,821	2.70
Operating results from divestiture - JDEP	—	—	—	—	—		—	147	—	(147)	(0.10)
Change in equity method investee items	—	—	—	—	—		—	41	—	(41)	(0.03)
Adjusted (Non-GAAP) - As Recast	$4,653	$(148)	$297	$4,504	$938	20.8%	$—	$(81)	$14	$3,633	$2.57
Diluted Average Shares Outstanding											1413
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 2.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Nine Months Ended September 30,
	2024	2023	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.12	$2.92	$(0.80)	(27.4)%
Simplify to Grow Program	0.05	0.04	0.01
Intangible asset impairment charges	0.08	0.02	0.06
Mark-to-market (gains)/losses from derivatives	0.09	(0.14)	0.23
Acquisition integration costs and contingent consideration adjustments	(0.13)	0.08	(0.21)
Divestiture-related costs	—	0.03	(0.03)
Operating results from divestitures	—	(0.13)	0.13
ERP System Implementation costs	0.02	—	0.02
Remeasurement of net monetary position	0.02	0.04	(0.02)
Initial impacts from enacted tax law changes	0.01	0.01	—
Gain on marketable securities	—	(0.33)	0.33
Loss/(gain) on equity method investment transactions including impairments	0.50	(0.25)	0.75
Equity method investee items	0.04	0.06	(0.02)
Adjusted EPS (Non-GAAP)	$2.80	$2.35	$0.45	19.1%
Operating results from divestiture - JDEP	(0.05)	(0.03)	(0.02)
Change in equity method investee items	(0.04)	(0.06)	0.02
Adjusted EPS (Non-GAAP) - As Recast	$2.71	$2.26	$0.45	19.9%
Impact of unfavorable currency	0.08	—	0.08
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.79	$2.26	$0.53	23.5%

Exhibit 99.1

Schedule 2.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended September 30,
	2024	2023	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.63	$0.72	$(0.09)	(12.5)%
Simplify to Grow Program	0.01	0.01	—
Intangible asset impairment charges	0.08	0.02	0.06
Mark-to-market (gains)/losses from derivatives	0.42	(0.01)	0.43
Acquisition integration costs and contingent consideration adjustments	(0.18)	0.04	(0.22)
Operating results from divestitures	—	(0.05)	0.05
ERP System Implementation costs	0.02	—	0.02
Remeasurement of net monetary position	0.01	0.02	(0.01)
Initial impacts from enacted tax law changes	(0.01)	0.01	(0.02)
Gain on marketable securities	—	(0.02)	0.02
Equity method investee items	0.01	0.03	(0.02)
Adjusted EPS (Non-GAAP)	$0.99	$0.77	$0.22	28.6%
Operating results from divestiture - JDEP	(0.03)	0.01	(0.04)
Change in equity method investee items	(0.01)	(0.03)	0.02
Adjusted EPS (Non-GAAP) - As Recast	$0.95	$0.75	$0.20	26.7%
Impact of unfavorable currency	0.01	—	0.01
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.96	$0.75	$0.21	28.0%

Exhibit 99.1

Schedule 2.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2024	2023	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.45	$0.69	$(0.24)	(34.8)%
Simplify to Grow Program	0.01	0.01	—
Mark-to-market (gains)/losses from derivatives	0.34	(0.11)	0.45
Acquisition integration costs and contingent consideration adjustments	0.02	0.01	0.01
Divestiture-related costs	—	0.01	(0.01)
Operating results from divestitures	—	(0.04)	0.04
Remeasurement of net monetary position	0.01	0.02	(0.01)
Initial impacts from enacted tax law changes	0.02	—	0.02
Loss on marketable securities	—	0.11	(0.11)
Loss on equity method investment transactions including impairments	—	0.02	(0.02)
Equity method investee items	0.01	—	0.01
Adjusted EPS (Non-GAAP)	$0.86	$0.72	$0.14	19.4%
Operating results from divestiture - JDEP	(0.02)	(0.04)	0.02
Change in equity method investee items	(0.01)	—	(0.01)
Adjusted EPS (Non-GAAP) - As Recast	$0.83	$0.68	$0.15	22.1%
Impact of unfavorable currency	0.03	—	0.03
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.86	$0.68	$0.18	26.5%

Exhibit 99.1

Schedule 2.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2024	2023	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.04	$1.52	$(0.48)	(31.6)%
Simplify to Grow Program	0.03	0.02	0.01
Mark-to-market (gains)/losses from derivatives	(0.66)	(0.03)	(0.63)
Acquisition integration costs and contingent consideration adjustments	0.02	0.03	(0.01)
Divestiture-related costs	—	0.02	(0.02)
Operating results from divestitures	—	(0.05)	0.05
Remeasurement of net monetary position	0.01	0.01	—
Gain on marketable securities	—	(0.43)	0.43
Loss/(gain) on equity method investment transactions including impairments	0.49	(0.26)	0.75
Equity method investee items	0.02	0.03	(0.01)
Adjusted EPS (Non-GAAP)	$0.95	$0.86	$0.09	10.5%
Operating results from divestiture - JDEP	—	—	—
Change in equity method investee items	(0.02)	(0.03)	0.01
Adjusted EPS (Non-GAAP) - As Recast	$0.93	$0.83	$0.10	12.0%
Impact of unfavorable currency	0.04	—	0.04
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.97	$0.83	$0.14	16.9%

Exhibit 99.1

Schedule 2.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.62	$1.96	$1.66	84.7%
Simplify to Grow Program	0.08	0.07	0.01
Intangible asset impairment charges	0.01	0.05	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.12)	0.19	(0.31)
Acquisition integration costs and contingent consideration adjustments	0.14	0.05	0.09
Inventory step-up	—	0.01	(0.01)
Gain on divestiture	(0.08)	—	(0.08)
Acquisition-related costs	—	0.19	(0.19)
Divestiture-related costs	0.04	0.01	0.03
Operating results from divestitures	(0.13)	(0.16)	0.03
2017 malware incident net recoveries	—	(0.02)	0.02
European Commission legal matter	0.01	0.23	(0.22)
Incremental costs due to war in Ukraine	—	0.09	(0.09)
Remeasurement of net monetary position	0.07	0.03	0.04
Impact from pension participation changes	0.01	0.01	—
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Initial impacts from enacted tax law changes	0.06	0.01	0.05
Gain on marketable securities	(0.34)	—	(0.34)
(Gain)/loss on equity method investment transactions	(0.25)	0.02	(0.27)
Equity method investee items	0.07	(0.02)	0.09
Adjusted EPS (Non-GAAP)	$3.19	$2.79	$0.40	14.3%
Operating results from divestiture - JDEP	(0.04)	(0.14)	0.10
Change in equity method investee items	(0.07)	0.02	(0.09)
Adjusted EPS (Non-GAAP) - As Recast	$3.08	$2.67	$0.41	15.4%
Impact of unfavorable currency	0.13	—	0.13
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$3.21	$2.67	$0.54	20.2%

Exhibit 99.1

Schedule 2.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended December 31,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.70	$0.42	$0.28	66.7%
Simplify to Grow Program	0.04	0.03	0.01
Mark-to-market (gains)/losses from derivatives	0.02	0.06	(0.04)
Acquisition integration costs and contingent consideration adjustments	0.06	0.03	0.03
Gain on divestiture	(0.09)	—	(0.09)
Acquisition-related costs	—	(0.04)	0.04
Divestiture-related costs	0.01	—	0.01
Operating results from divestitures	—	(0.04)	0.04
2017 malware incident net recoveries	—	(0.02)	0.02
European Commission legal matter	0.01	0.23	(0.22)
Remeasurement of net monetary position	0.03	0.01	0.02
Initial impacts from enacted tax law changes	0.05	—	0.05
Gain on equity method investment transactions	—	0.01	(0.01)
Equity method investee items	0.01	(0.01)	0.02
Adjusted EPS (Non-GAAP)	$0.84	$0.68	$0.16	23.5%
Operating results from divestiture - JDEP	(0.01)	(0.04)	0.03
Change in equity method investee items	(0.01)	0.01	(0.02)
Adjusted EPS (Non-GAAP) - As Recast	$0.82	$0.65	$0.17	26.2%
Impact of currency	—	—	—
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.82	$0.65	$0.17	26.2%

Exhibit 99.1

Schedule 2.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended September 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.72	$0.39	$0.33	84.6%
Simplify to Grow Program	0.01	0.01	—
Intangible asset impairment charges	0.02	0.01	0.01
Mark-to-market (gains)/losses from derivatives	(0.01)	0.07	(0.08)
Acquisition integration costs and contingent consideration adjustments	0.04	0.02	0.02
Inventory step-up	—	0.01	(0.01)
Acquisition-related costs	—	0.21	(0.21)
Operating results from divestitures	(0.05)	(0.03)	(0.02)
Remeasurement of net monetary position	0.02	0.01	0.01
Initial impacts from enacted tax law changes	0.01	0.01	—
Gain on marketable securities	(0.02)	—	(0.02)
Equity method investee items	0.03	(0.01)	0.04
Adjusted EPS (Non-GAAP)	$0.77	$0.70	$0.07	10.0%
Operating results from divestiture - JDEP	0.01	(0.04)	0.05
Change in equity method investee items	(0.03)	0.01	(0.04)
Adjusted EPS (Non-GAAP) - As Recast	$0.75	$0.67	$0.08	11.9%
Impact of unfavorable currency	0.03	—	0.03
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.78	$0.67	$0.11	16.4%

Exhibit 99.1

Schedule 2.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.69	$0.54	$0.15	27.8%
Simplify to Grow Program	0.01	0.01	—
Mark-to-market (gains)/losses from derivatives	(0.11)	0.08	(0.19)
Acquisition integration costs and contingent consideration adjustments	0.01	0.03	(0.02)
Divestiture-related costs	0.01	—	0.01
Operating results from divestitures	(0.04)	(0.05)	0.01
Incremental costs due to war in Ukraine	—	(0.01)	0.01
Remeasurement of net monetary position	0.02	0.01	0.01
Initial impacts from enacted tax law changes	—	0.01	(0.01)
Loss on marketable securities	0.11	—	0.11
Loss on equity method investment transactions	0.02	0.01	0.01
Rounding	—	(0.01)	0.01
Adjusted EPS (Non-GAAP)	$0.72	$0.62	$0.10	16.1%
Operating results from divestiture - JDEP	(0.04)	(0.03)	(0.01)
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.68	$0.59	$0.09	15.3%
Impact of unfavorable currency	0.04	—	0.04
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.72	$0.59	$0.13	22.0%

Exhibit 99.1

Schedule 2.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.52	$0.61	$0.91	149.2%
Simplify to Grow Program	0.02	0.02	—
Intangible asset impairment charges	—	0.04	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.02)	(0.01)
Acquisition integration costs and contingent consideration adjustments	0.03	(0.01)	0.04
Acquisition-related costs	—	0.02	(0.02)
Divestiture-related costs	0.02	—	0.02
Operating results from divestitures	(0.05)	(0.05)	—
Incremental costs due to war in Ukraine	—	0.11	(0.11)
Remeasurement of net monetary position	0.01	—	0.01
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Gain on marketable securities	(0.43)	—	(0.43)
Gain on equity method investment transactions	(0.26)	—	(0.26)
Equity method investee items	0.03	—	0.03
Adjusted EPS (Non-GAAP)	$0.86	$0.79	$0.07	8.9%
Operating results from divestiture - JDEP	—	(0.03)	0.03
Change in equity method investee items	(0.03)	—	(0.03)
Adjusted EPS (Non-GAAP) - As Recast	$0.83	$0.76	$0.07	9.2%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.89	$0.76	$0.13	17.1%

Exhibit 99.1

Schedule 2.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.96	$3.04	$(1.08)	(35.5)%
Simplify to Grow Program	0.07	0.17	(0.10)
Intangible asset impairment charges	0.05	0.02	0.03
Mark-to-market (gains)/losses from derivatives	0.19	(0.17)	0.36
Acquisition integration costs and contingent consideration adjustments	0.05	(0.02)	0.07
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.19	0.01	0.18
Divestiture-related costs	0.01	0.01	—
Operating results from divestitures	(0.16)	(0.17)	0.01
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Incremental costs due to war in Ukraine	0.09	—	0.09
Remeasurement of net monetary position	0.03	0.01	0.02
Impact from pension participation changes	0.01	0.02	(0.01)
Loss on debt extinguishment and related expenses	0.07	0.07	—
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.02	(0.39)	0.41
Equity method investee items	(0.02)	0.03	(0.05)
Adjusted EPS (Non-GAAP)	$2.79	$2.70	$0.09	3.3%
Operating results from divestiture - JDEP	(0.14)	(0.10)	(0.04)
Change in equity method investee items	0.02	(0.03)	0.05
Adjusted EPS (Non-GAAP) - As Recast	$2.67	$2.57	$0.10	3.9%
Impact of unfavorable currency	0.22	—	0.22
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.89	$2.57	$0.32	12.5%